SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006 (October 17, 2006)
CROGHAN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
0-20159
(Commission File Number)

OHIO (State or Other Jurisdiction of Incorporation)	31-1073048 (IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO (Address of Principal Executive Offices)	43420 (Zip Code)
(419) 332-7301
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On October 17, 2006, Claude E. Young informed the Board of Directors of Croghan Bancshares, Inc. (the “Company”), that he will retire from the Boards of Directors of the Company and The Croghan Colonial Bank effective October 31, 2006. Mr. Young has served as a director of the Company since its incorporation in 1983, and as a director of The Croghan Colonial Bank since 1979.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC. (Registrant)

Date: October 19, 2006	/s/ Steven C. Futrell

Steven C. Futrell, President & CEO

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